EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

We hereby certify that this Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission, to the best of our knowledge, complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Unified Financial Services, Inc.

                                           /s/ John S. Penn
                                           -------------------------------------
                                           John S. Penn
                                           President and Chief Executive Officer



                                           /s/ Thomas G. Napurano
                                           -------------------------------------
                                           Thomas G. Napurano
                                           Chief Financial Officer

May 12, 2004

         This certificate accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

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